Exhibit 10.23

Termination of aircraft lease executed by and between Golden Flake Snack Foods, Inc., a wholly-owned subsidiary of Golden Enterprises, Inc., and Joann F. Bashinsky dated April 22, 2010.

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

                         TERMINATION OF AIRPLANE LEASE
                         -----------------------------

     THIS TERMINATION OF AIRPLANE LEASE is made by and between Golden Flake Snack Foods, Inc. (herein referred to as "Lessor"), and Joann F. Bashinsky (hereinafter referred to as "Lessee") as of the date set forth below.

                                  WITNESSETH:

     WHEREAS, Lessor and Lessee entered into that certain Lease of Airplane dated February 1, 2006 (the "Airplane Lease") in regard to a Cessna Citation II N 200GF/ 550-0556 (the "Aircraft"); and

     WHEREAS, Lessor and Lessee desire to terminate the Airplane Lease.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1. Lessor and Lessee hereby terminate the Airplane Lease and hereby agree that they shall have no further liability to one another with regard to any rights, covenants, obligations or claims set forth in the Airplane Lease.

      2. This Termination of Lease is effective as of April 22, 2010 and is the final expression of the agreement between the parties hereto and may not be contradicted by evidence of any prior oral or written agreement between such parties.

     IN WITNESS WHEREOF, we have hereunto set our hands and seals effective as of the 22nd day of April, 2010.


                                            LESSOR:

                                            GOLDEN FLAKE SNACK FOODS, INC.
WITNESS:

                                            By:
------------------------------                   -------------------------
                                                 Mark W. McCutcheon
                                                 Its President


                                            LESSEE:
WITNESS:


------------------------------              ------------------------------
                                            JOANN F. BASHINSKY



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